Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income
Net realized gains (losses) on redemptions and sales of platinum and palladium bullion (note 6)	$ (34)	$ 2,280
Change in unrealized gains (losses) on platinum and palladium bullion (note 6)	(34,775)	(6,293)
Other income	27	5
	(34,782)	(4,008)
Management fees (note 8)	593	751
Bullion storage fees	279	281
Sales tax	153	45
Audit fees	74	46
Listing and regulatory filing fees	62	97
Unitholder reporting costs	39	38
Legal fees	32	47
Administrative fees	24	25
Independent Review Committee fees	7	10
Trustee fees	3	3
Custodial fees	1	1
Net foreign exchange losses (gains)		2
	1,267	1,346
Net income (loss) and comprehensive income (loss)	$ (36,049)	$ (5,354)
Weighted average number of Units	10,198,824	9,901,240
Increase (decrease) in total equity from operations per Unit	$ (3.53)	$ (0.54)